UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2017

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2017, Ronald P. Marano II notified Tutor Perini Corporation (the “Company”) of his decision to resign from his role as Vice President and Chief Accounting Officer (principal accounting officer) of the Company, effective April 21, 2017, in order to become chief financial officer of another company. Gary G. Smalley, the Company’s Executive Vice President and Chief Financial Officer, will serve as the Company’s principal accounting officer until Mr. Marano’s successor is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Date: April 6, 2017	By:	/s/ Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer